SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 1, 2008

Porta Systems Corp.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-8191

Delaware (State or other jurisdiction of incorporation or organization)	11-2203988 (IRS Employer Identification No.)

6851 Jericho Turnpike, Syosset, New York (Address of principal executive offices)	11791 (Zip Code)

516-364-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2008, the Company and Cheyne Special Situations Fund L.P., (the "Senior Debt Holder"), entered into an amendment to the Amended and Restated Loan and Security Agreement, dated as of November 28, 1994, as amended, (the "Agreement"), to extend the maturity of the Company’s senior debt to May 1, 2008. As part of the extension, except as provided below, the Senior Debt Holder agreed to the deferral of interest on the senior debt to May 1, 2008 or the earlier occurrence of an Event of Default. The amendment provides for an interest payment to the Senior Debt Holder of $1,041,667.00 on May 1, 2008, which sum includes $729,167.00 that was due on February 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Porta Systems Corp.

Date: February 5, 2008	By: /s/ Edward B. Kornfeld
Edward B. Kornfeld
Chief Executive Officer
Chief Financial Officer